May 4, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:    T. Rowe Price International Funds, Inc. (the "Registrant")
     T. Rowe Price International Bond Fund
     T. Rowe Price Global Bond Fund
     T. Rowe Price Emerging Markets Bond Fund
     (the "Funds")
   File Nos.: 002-65539/811-2958

Gentlemen:

   This letter will serve as our filing under the provisions of Rule 497 of the Securities Act of 1933. We are writing to inform you that there have been no changes to the Fund's Prospectus and Statement of Additional Information that were filed under Rule 485(b) as part of Post-Effective Amendment No. 71 on April 28, 1998. The Prospectus and Statement of Additional Information went effective automatically on May 1, 1998. These documents will be used for the offer and sale of Fund shares.

                             Sincerely,
                             /s/Forrest R. Foss
                             Forrest R. Foss